Ivy Funds

Supplement dated November 19, 2010 to the

Ivy Funds Prospectus dated July 30, 2010

and as supplemented October 7, 2010 and November 10, 2010

The following replaces the fifth paragraph on page 60 of the Ivy Funds prospectus for Ivy Mortgage Securities Fund:

At a special meeting scheduled to be held on November 23, 2010, shareholders of the Fund will be asked to approve the merger of the Fund into Ivy Bond Fund, a series of the Trust. If shareholders of the Fund approve the merger, it is expected to be completed on or about January 21, 2011, and the Fund will be closed to new investors as of the close of business on December 31, 2010. For additional information regarding the investment strategies and principal risks of Ivy Bond Fund, please see that Fund’s summary prospectus.

The following is added after the third paragraph on page 150 of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Mortgage Securities Fund” section of the Ivy Funds prospectus:

A special meeting of shareholders of Ivy Mortgage Securities Fund (the “Mortgage Securities Fund”) is scheduled to be held on November 23, 2010. One of the items that will be considered and acted upon at the meeting is a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Mortgage Securities Fund to, and the assumption of all of the liabilities of the Mortgage Securities Fund by, Ivy Bond Fund, another series of Ivy Funds, in exchange for shares of the Ivy Bond Fund (the “Reorganization”). If shareholders of the Mortgage Securities Fund approve the Reorganization, the Reorganization is expected to take place on or about January 21, 2011. In anticipation of the shareholders approving the Reorganization, the Mortgage Securities Fund will be closed to new investors as of the close of business on December 31, 2010, except as described below. For more information regarding the Reorganization, please see the Combined Prospectus and Proxy Statement of the Mortgage Securities Fund dated September 16, 2010.

Existing Mortgage Securities Fund shareholders may continue to purchase Mortgage Securities Fund shares following shareholder approval of the Reorganization and prior to the date of the Reorganization through existing accounts and may continue to reinvest dividend and capital gain distributions in additional Mortgage Securities Fund shares. Exchanges into the Mortgage Securities Fund from other series of Ivy Funds will not be permitted unless the exchange is being made into an existing Mortgage Securities Fund account.

The following replaces the fifth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Municipal High Income Fund” section on page 151 of the Ivy Funds prospectus:

During normal market conditions, the Fund invests:

■	substantially in bonds with remaining maturities of 10 to 30 years

■	at least 80% of its net assets in municipal bonds

■	at least 65% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by

■	S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality

The following replaces the seventh paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Municipal High Income Fund” section on page 151 of the Ivy Funds prospectus:

The Fund may invest in higher-quality municipal bonds, and may invest less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest.

The following replaces numbered section four (4) on page 196 of the “Exchange Privileges — Redemption Fee/Exchange Fee” section of the Ivy Funds prospectus:

4.	shareholder accounts participating in certain asset allocation, wrap or other fee-based programs whose trading practices are deemed by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., programs that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the program)

Supplement	Prospectus	1